UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2010 (April 28, 2010)
BJ Services Company LLC
(Exact name of registrant as specified in charter)

Delaware	1-10570	63-0084140
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
BJ Services Company, 4601 Westway Park Blvd., Houston, Texas 77041
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03 Material Modification to Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-3.2
EX-3.3
EX-3.4
EX-4.5

Introductory Note
     On April 28, 2010, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of August 30, 2009 by and among Baker Hughes Incorporated (“Baker Hughes”), BSA Acquisition LLC (“Merger Sub”) and BJ Services Company (the “Company”), the Company merged with and into Merger Sub (the “Merger”), and the separate existence of the Company ceased. As the surviving entity of the Merger, Merger Sub is the successor registrant to the Company and has been renamed BJ Services Company LLC.

Item 1.01	Entry into a Material Definitive Agreement.
     On April 28, 2010, Baker Hughes, Merger Sub and the Company executed and delivered to Wells Fargo Bank, National Association, as trustee (the “Trustee”), the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) to the Indenture, dated as of June 8, 2006 (the “Indenture”), among the Company and the Trustee. Pursuant to the Fourth Supplemental Indenture, Merger Sub, upon consummation of the Merger, assumed all of the obligations of the Company in respect of (1) the 5.75% senior notes due 2011 (the “2011 Notes”) issued by the Company pursuant to the First Supplemental Indenture to the Indenture (the “First Supplemental Indenture”), dated as of June 8, 2006, among the Company and the Trustee and (2) the 6.00% senior notes due 2018 (the “2018 Notes”) issued by the Company pursuant to the Third Supplemental Indenture to the Indenture (the “Third Supplemental Indenture”), dated as of May 19, 2008, among the Company and the Trustee. Also pursuant to the Fourth Supplemental Indenture, the Indenture was amended in order to provide that Baker Hughes unconditionally guarantee the performance of all obligations of Merger Sub with respect to the 2011 Notes and the 2018 Notes, including the full and punctual payment when due of the principal of and any premium or interest on the 2011 Notes and the 2018 Notes, whether at maturity or on an interest payment date, by acceleration, pursuant to an offer to purchase the notes or otherwise, and all amounts payable to the Trustee.
     Interest on the 2011 Notes and 2018 Notes is payable semi-annually in arrears. The 2011 Notes mature on June 1, 2011, and the 2018 Notes mature on June 1, 2018. The obligations of Merger Sub and Baker Hughes as guarantor under the 2011 Notes, the 2018 Notes and the Indenture may be accelerated upon the occurrence of certain customary events of default, including payment defaults, uncured defaults in the performance of certain covenants and agreements under the Indenture and bankruptcy and insolvency related defaults. As of April 28, 2010, there was $250 million in aggregate principal amount of the 2011 Notes outstanding and $250 million in aggregate principal amount of the 2018 Notes outstanding.
     The description of the 2011 Notes, the 2018 Notes and the guarantee described above is qualified in its entirety by reference to the full text of the Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.

Item 1.02	Termination of a Material Definitive Agreement.
     On April 28, 2010 and immediately prior to and in contemplation of the consummation of the Merger, the Company terminated its Amended and Restated Credit Agreement, dated as of August 30, 2007, among the Company, Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America, N.A. as Syndication Agent and L/C Issuer, The Royal Bank of Scotland PLC, JPMorgan Chase Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as Co-Documentation Agents and the lenders and other L/C Issuers from time to time party thereto (the “Credit Facility”). At the time that the Credit Facility was terminated, no borrowings or letters of credit were outstanding under the Credit Facility.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On April 28, 2010, Baker Hughes announced that it had completed the previously announced acquisition of the Company. Pursuant to the terms and conditions of the Merger Agreement, the Company was merged with and into Merger Sub, with Merger Sub surviving the Merger.
     Pursuant to the Merger Agreement, Baker Hughes issued to the Company stockholders 0.40035 shares of Baker Hughes common stock, par value $1.00 per share, and paid $2.69 per share in cash for each outstanding share of the Company common stock, par value $0.10 per share (the “Common Stock”). Based on the closing price of Baker Hughes common stock on April 27, 2010, the aggregate value of the merger consideration received by the Company stockholders was approximately $6.8 billion. The $6.8 billion consists of approximately $0.8 billion paid in cash and approximately $6.0 billion paid through the issuance of approximately 118 million shares of Baker Hughes common stock. As of April 28, 2010, Baker Hughes stockholders and Company stockholders hold approximately 72.5% and 27.5%, respectively, of the combined company’s common stock outstanding (excluding shares issuable pursuant to outstanding options of other equity securities).
     In connection with and in contemplation of the closing of the Merger, the Company terminated a limited partnership to which it had previously contributed certain pumping service equipment. The Company owned a 1% general partner interest in the limited partnership. The equipment was used to provide services to the Company’s customers for which the Company paid a service fee. This partnership was accounted for as an operating lease. Effective March 17, 2010, the Company exercised its option to purchase the pumping service equipment for approximately $46 million.
     The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 2, 2009, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the completion of the Merger, the New York Stock Exchange (the “Exchange”) was notified that each outstanding share of Common Stock was converted in the Merger into the right to receive 0.40035 shares of Baker Hughes common stock, par value $1.00 per share, and $2.69 in cash, subject to the terms and conditions of the Merger Agreement. Baker Hughes requested the Exchange to file a notification of removal from listing on Form 25 with the SEC with respect to the Common Stock (and the associated preferred stock purchase rights). In addition, the Company will file with the SEC a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock (and the associated preferred stock purchase rights) be deregistered under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.
     Pursuant to the Merger Agreement, each outstanding share of Common Stock was cancelled and converted in the Merger into the right to receive 0.40035 shares of Baker Hughes common stock, par value $1.00 per share, and $2.69 in cash, subject to the terms and conditions of the Merger Agreement.
Item 5.01 Changes in Control of Registrant.
     As a result of the Merger, the Company merged with and into Merger Sub, a wholly owned subsidiary of Baker Hughes and the separate existence of the Company ceased. The information set forth under Item 2.01 above is hereby incorporated by reference. Baker Hughes paid the cash portion of the merger consideration using a combination of cash on hand and funds from its commercial paper facility.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Following the consummation of the Merger, the following executive officer appointments were made: John A. O’Donnell, President, Jan Kees van Gaalen, Treasurer and Alan J. Keifer, Vice President and Chief Accounting Officer.
     Below are brief biographies for each of Messrs. O’Donnell, van Gaalen and Keifer:
     John A. O’Donnell, age 61, has served as Vice President of Baker Hughes since 1998 and its President Western Hemisphere Operations since May 2009. He served as President of Baker Petrolite Corporation from 2005 to May 2009, President of Baker Hughes Drilling Fluids from 2004 to 2005, Vice President, Business Process Development of Baker Hughes from 1998 to 2002. He also served as Vice President, Manufacturing, of Baker Oil

Tools from 1990 to 1998 and Plant Manager of Hughes Tool Company from 1988 to 1990. Mr. O’Donnell has been employed by Baker Hughes since 1975.
     Jan Kees van Gaalen, age 53, joined Baker Hughes in January 2008 as Vice President and Treasurer. He was employed as Chief Financial Officer and Vice President Finance for PT Inco Tbk in Jakarta, Indonesia from 2004 to January 2008. Prior to this, he held a variety of finance positions with Anglo American plc, Carlton Communications plc and Schlumberger Ltd. in France, the United Kingdom, Brazil and South Africa. Mr. van Gaalen received his Bachelor degree in economics from the Erasmus University in Rotterdam, Netherlands and his MBA from the HEC Management School in France.
     Alan J. Keifer, age 55, Vice President and Controller of Baker Hughes since 1999. Western Hemisphere Controller of Baker Oil Tools from 1997 to 1999 and Director of Corporate Audit for Baker Hughes from 1990 to 1996. Employed by Baker Hughes since 1990.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Following the effective time of the Merger, as contemplated by the Merger Agreement, the certificate of formation and limited liability company agreement of Merger Sub became the certificate of formation and limited liability company agreement of the surviving entity.
     On April 29, 2010, the registrant amended its Certificate of Formation and its Limited Liability Company Agreement for purposes of changing its name to “BJ Services Company LLC”. The Certificate of Amendment of Certificate of Formation of BSA Acquisition LLC and the First Amendment to Limited Liability Company Agreement of BSA Acquisition LLC are attached hereto as Exhibits 3.2 and 3.4, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 30, 2009, by and among Baker Hughes, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2009).

3.1	Certificate of Formation of BSA Acquisition LLC.

3.2	Certificate of Amendment of Certificate of Formation of BSA Acquisition LLC.

3.3	Limited Liability Company Agreement of BSA Acquisition LLC.

3.4	First Amendment to Limited Liability Company Agreement of BSA Acquisition LLC.

4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to BJ Services’ Current Report on Form 8-K filed on June 12, 2006).

Exhibit No.	Description
4.2	First Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 (incorporated by reference to Exhibit 4.2 to BJ Services Company’s Current Report on Form 8-K filed on June 12, 2006).

4.3	Third Supplemental Indenture, dated May 19, 2008, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 6% Senior Notes due 2018 (incorporated by reference to Exhibit 4.2 to BJ Services Company’s Current Report on Form 8-K filed on May 23, 2008).

4.4	Fourth Supplemental Indenture, dated April 28, 2010, between BJ Services Company, as issuer, BSA Acquisition LLC, Baker Hughes Incorporated and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 and the 6% Senior Notes due 2018 (incorporated by reference to Exhibit 4.4 to Baker Hughes Incorporated’s Current Report on Form 8-K filed on April 29, 2010).

4.5	Certificate of Merger merging BJ Services Company into BSA Acquisition LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ SERVICES COMPANY LLC
Dated May 4, 2010
	By:	/s/ Alan J. Keifer

	Name:	Alan J. Keifer
	Title:	Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 30, 2009, by and among Baker Hughes, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 2, 2009).

3.1	Certificate of Formation of BSA Acquisition LLC.

3.2	Certificate of Amendment of Certificate of Formation of BSA Acquisition LLC.

3.3	Limited Liability Company Agreement of BSA Acquisition LLC.

3.4	First Amendment to Limited Liability Company Agreement of BSA Acquisition LLC.

4.1	Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to BJ Services’ Current Report on Form 8-K filed on June 12, 2006).

4.2	First Supplemental Indenture, dated June 8, 2006, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 (incorporated by reference to Exhibit 4.2 to BJ Services Company’s Current Report on Form 8-K filed on June 12, 2006).

4.3	Third Supplemental Indenture, dated May 19, 2008, between BJ Services Company, as issuer, and Wells Fargo Bank, N.A., as trustee, with respect to the 6% Senior Notes due 2018 (incorporated by reference to Exhibit 4.2 to BJ Services Company’s Current Report on Form 8-K filed on May 23, 2008).

4.4	Fourth Supplemental Indenture, dated April 28, 2010, between BJ Services Company, as issuer, BSA Acquisition LLC, Baker Hughes Incorporated and Wells Fargo Bank, N.A., as trustee, with respect to the 5.75% Senior Notes due 2011 and the 6% Senior Notes due 2018 (incorporated by reference to Exhibit 4.4 to Baker Hughes Incorporated’s Current Report on Form 8-K filed on April 29, 2010).

4.5	Certificate of Merger merging BJ Services Company into BSA Acquisition LLC.